UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 3, 2022
Date of Report (date of earliest event reported)

NovoCure Limited
(Exact name of registrant as specified in its charter)

Jersey	001-37565		98-1057807
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

No. 4 The Forum, Grenville Street	St. Helier	Jersey	JE2 4UF
(Address of Principal Executive Offices)			(Zip Code)
+44 (0) 15 3475 6700
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	NVCR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01     Regulation FD Disclosure

On June 3, 2022, NovoCure Limited (the "Company" or "Novocure"), jointly with Zai Lab, issued a press release announcing that the EF-31 phase 2 pilot study, testing the safety and efficacy of Tumor Treating Fields (TTFields) together with standard-of-care (chemotherapy alone or in combination with trastuzumab for HER2-positive patients) as a first-line treatment in patients with gastric adenocarcinoma, met its primary endpoint of objective response rate with supportive signals across secondary endpoints. TTFields therapy was well tolerated, with no increase in the systemic toxicity of the XELOX chemotherapy regimen or the combination regimen, and no high-grade skin toxicities were reported.

Initial analysis was conducted with a median follow-up period of 8.6 months. The primary endpoint, confirmed objective response rate, was 50%. Median progression-free survival was 7.8 months. Duration of response was 10.3 months. Median overall survival has not yet been reached with a one-year survival rate of 72%.

The EF-31 clinical study, which is a prospective, single arm, phase 2 pilot study conducted in China, included 26 patients with unresectable, locally advanced or metastatic gastroesophageal junction or gastric adenocarcinoma who were previously untreated with systemic therapy. Patients received continuous treatment with TTFields together with the XELOX chemotherapy regimen (combination of oxaliplatin and capecitabine). Trastuzumab was allowed for HER2-positive patients.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release of NovoCure Limited, dated June 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited
(Registrant)

Date: June 3, 2022

By: /s/ Ashley Cordova
Name: Ashley Cordova
Title: Chief Financial Officer